                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) March 23, 1999


                      Fleet Bank (RI), National Association
             (Exact name of registrant as specified in its charter)

                                on behalf of the

                        Fleet Credit Card Master Trust II

         United States                 333-52583-01             050495490
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
         Incorporation)                                   Identification Number)


        111 Westminster Street
       Providence, Rhode Island                                   02903
(Address of Principal Executive Office)                         (Zip Code)


Registrant's telephone number, including area code (401) 278-5451

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.     Not Applicable.

Item 2.     Not Applicable.

Item 3.     Not Applicable.

Item 4.     Not Applicable.

Item 5. On March 23, 1999, the Fleet Credit Card Master Trust II issued $498,000,000 Class A Asset Backed Certificates, Series 1999-A and $45,000,000 Class B Asset Backed Certificates, Series 1999-A.

Item 6.     Not Applicable.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            Exhibits

            4.1   Series 1999-A Supplement to the Pooling and Servicing
                  Agreement.

Item 8.     Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FLEET BANK (RI), NATIONAL ASSOCIATION
                                      On behalf of the Fleet Credit Card
                                      Master Trust II


                                    By: /s/ Jeffrey A. Lipson
                                        --------------------------------
                                        Name: Jeffrey A. Lipson
                                        Title: Vice President

                                  EXHIBIT INDEX


Exhibit                            Description
-------                            -----------

4.1      Series 1999-A Supplement to the Pooling and Servicing Agreement.